UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21680 Haggerty Road, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	THRM	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In conjunction with its appearance at the CL King Best Ideas Conference on September 14, 2021, Gentherm Incorporated (the “Company”) is providing an updated view of its expected financial results for full-year 2021, as follows:

•

As a result of the industry-wide semiconductor shortages and other supply chain challenges, recent adverse trends in automotive production and current reduced expectations for auto production levels for the balance of 2021 by both its customers and third parties, the Company now expects that its full-year 2021 outlook for Product Revenues and Adjusted EBITDA margin will be at the lower end of the $1.11 billion to $1.17 billion and 17-18% ranges, respectively, that it provided as part of its Second Quarter Earnings announcement on July 29, 2021.

•	The Company expects that Product Revenues and Adjusted EBITDA will be lower for the third quarter of 2021 compared to the second quarter of 2021.

The Company believes that the strong demand for vehicles and its products, as well as the continued increase in the take rates of its products indicate a positive outlook once the industry-wide supply chain challenges subside.

Forward-Looking Statements

Except for historical information contained herein, statements in this Current Report on Form 8-K (this “Form 8-K”) are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this Form 8-K are made as of the date hereof or as of the date specified herein and are based on management’s reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including:

•

the COVID-19 pandemic and its direct and indirect adverse impacts on the automobile and medical industries, global supply chain and global economy, which had, and may continue to have, an adverse effect on, among other things, the Company’s results of operations, financial condition, cash flows, liquidity, borrowing availability under the Company’s revolving credit facility, business operations, and stock price;

•

the loss of any key suppliers, or the continuation of existing or future material delays in the supply chain of the Company or the OEMs and Tier 1s supplied by the Company, including resulting from a shortage of key components (such as the significant supply disruptions currently faced by the automotive industry, including relating to semiconductors);

•	the Company’s failure to be in compliance with covenants under its debt agreements, which could result in the amounts outstanding thereunder being accelerated and becoming immediately due and payable;

•	the Company’s ability to obtain additional financing by accessing the capital markets, which may not be available on acceptable terms or at all;

•	the macroeconomic environment, including its impact on the automotive industry, which is cyclical;

•	any significant declines or slower growth than anticipated in light vehicle production, and in particular in markets for electric vehicles;

•	market acceptance of the Company’s existing or new products, and new or improved competing products developed by competitors with greater resources;

•	shifting customer preferences, including due to the evolving use of automobiles and technology;

•	the Company’s ability to project future sales volumes, based on which the Company manages its business;

•	reductions in new business awards, which were limited in 2020, and could be limited in the future, due to COVID-19, global supply chain challenges and related uncertainties;

•	the Company’s ability to convert new business awards into product revenues;

•	managing the Company’s growth effectively and to integrate successfully any recent business ventures, acquisitions, and strategic investments and alliances into the Company’s business;

•	the loss or insolvency of any of the Company’s key customers;

•

the impact of price downs in the ordinary course, additional increased pricing pressures from the Company’s customers, and the ability to pass through a portion of the increase in supply cost due to supply chain challenges;

•	the feasibility of Company’s development of new products on a timely, cost effective basis, or at all;

•	security breaches and other disruptions to the Company’s IT systems;

•	work stoppages impacting the Company, its suppliers or customers;

•	changes in free trade agreements or the implementation of additional tariffs, and the Company’s ability to pass-through tariff costs;

•	unfavorable changes to currency exchange rates;

•	the Company’s ability to protect its intellectual property in certain jurisdictions;

•	the Company’s ability to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; and

•	compliance with, and increased costs related to, domestic and international regulations.

The foregoing risks should be read in conjunction with the Company’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this Form 8-K does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures

The Company has provided information regarding adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and Adjusted EBITDA margin, each a non-GAAP financial measure. This Form 8-K also includes an estimate of future Adjusted EBITDA margin. Such forward-looking non-GAAP measure may differ significantly from the corresponding GAAP measures, due to depreciation and amortization, tax expense, interest expense and/or other adjustments, some or all of which management has not quantified for the future periods.

The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, deferred financing cost amortization, and other gains and losses not reflective of the Company’s ongoing operations and related tax effects including transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by product revenues.

In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. Management provides such non-GAAP financial measures so that investors will have the same financial information that management uses with the belief that it will assist investors in properly assessing the Company’s performance on a period-over-period basis by excluding matters not indicative of the Company’s ongoing operating or liquidity results. In evaluating our non-GAAP financial measures, you should be aware that in the future we may incur revenues, expenses, and cash and non-cash obligations that are the same as or similar to some of the adjustments in our presentation of non-GAAP financial measures. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. There also can be no assurance that we will not modify the presentation of our non-GAAP financial measures in the future, and any such modification may be material. Other companies in our industry may define and calculate these non-GAAP financial measures differently than we do and those calculations may not be comparable to our metrics. These non-GAAP measures have limitations as analytical tools, and when assessing the Company’s operating performance or liquidity, investors should not consider these non-GAAP measures in isolation, or as a substitute for net income, revenue or other consolidated income statement or cash flow statement data prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Wayne Kauffman
Wayne Kauffman
Vice President and General Counsel

Date: September 14, 2021